UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	June 12, 2003

DELPHI CORPORATION (Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-14787 (Commission File Number)	38-3430473 (I.R.S. Employer Identification No.)

5725 Delphi Drive, Troy, Michigan (Address of principal executive offices)		48098 (Zip Code)

Registrant’s telephone number, including area code    (248) 813-2000

ITEM 5. OTHER EVENTS
SIGNATURE
EXHIBIT INDEX
EX-99.A-Registrant's Press Release Dated 06/12/03
EX-99.B-Registrant's Chart Set Dated 06/12/03

ITEM 5. OTHER EVENTS

Today Delphi Corporation issued revised guidance for the second quarter and the calendar year 2003. Attached herein as Exhibit 99 (a) is the press release and as Exhibit 99(b) are the charts to be used during a teleconference call to be held on June 12, 2003 at 5pm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI CORPORATION (Registrant)

Date: June 12, 2003

By /s/ John D. Sheehan (John D. Sheehan, Chief Accounting Officer and Controller)

EXHIBIT INDEX

Exhibit No.

99 (a)	Registrant’s press release dated June 12, 2003

99 (b)	Registrant’s chart set dated June 12, 2003